Exhibit 10.77

EXECUTION VERSION

EIGHTH AMENDMENT TO MASTER REPURCHASE AGREEMENT EIGHTH AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of

January 23, 2025 and effective as of December 20, 2024 (this “Amendment”), by and between CMTG BB FINANCE LLC, a Delaware limited liability company (“Seller”), and BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales, in its capacity as Purchaser (together with its successors and assigns, “Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Purchaser and Seller are parties to that certain Master Repurchase Agreement, dated as December 21, 2018, as amended by the First Amendment to Master Repurchase Agreement, dated October 31, 2019, the Omnibus Amendment, dated February 27, 2020, the Second Amendment to Master Repurchase Agreement, dated August 19, 2021, the Second Omnibus Amendment, dated December 20, 2021, the Fifth Amendment to Master Repurchase Agreement, dated January 28, 2022, the Sixth Amendment to Master Repurchase Agreement, dated July 13, 2022, and the Seventh Amendment to Master Repurchase Agreement, dated December 26, 2023 (collectively, the “Existing Repurchase Agreement” and, as amended by this Amendment, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Purchaser and Seller desire to make certain amendments and modifications to the Existing Repurchase Agreement as further set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENTS TO THE EXISTING REPURCHASE AGREEMENT

Article 2 of the Existing Repurchase Agreement is hereby amended by amending and restating the following definition:

“Revolving Period” shall mean the period (i) beginning on the Closing Date and

(ii) unless terminated in accordance with Article 3(j), ending December 20, 2025 or such later date as may be in effect pursuant to Article 3(f).

ARTICLE 2 REPRESENTATIONS

Seller represents and warrants to Purchaser, as of the date of this Amendment, as follows:

(a)
all representations and warranties made by it in the Existing Repurchase Agreement are true and correct;
(b)
it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;
(c)
it is duly authorized to execute and deliver this Amendment and to perform its obligations under the Existing Repurchase Agreement, as amended and modified hereby, and has taken all necessary action to authorize such execution, delivery and performance;
(d)
the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(e)
the execution, delivery and performance of this Amendment will not violate any

Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;

(f)
this Amendment has been duly executed and delivered by it; and
(g)
the Existing Repurchase Agreement, as amended and modified hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.

ARTICLE 3 FEES AND EXPENSES

(a)
For the avoidance of doubt, the parties hereto acknowledge and agree that no

Revolving Period Extension Fee shall be due and payable in connection with this Amendment; and

(b)
Seller shall promptly pay all of Purchaser’s out-of-pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

ARTICLE 4 CONDITIONS PRECEDENT

This Amendment and its provisions shall become effective upon the satisfaction of each of the following conditions precedent:

(a)
the execution and delivery of this Amendment by a duly authorized officer of Seller;
(b)
all representations and warranties set forth in Article 2 above are true and correct; and

(c)
payment of Seller of all fees and expenses pursuant to Article 3 hereof, which are due and payable as of the date hereof.

ARTICLE 5 REAFFIRMATION AND ACKNOWLEDGMENT

Seller on behalf of itself and no other Person hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and grants of security interests and liens in favor of Purchaser, under each Transaction Document to which it is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Transaction Documents, and (iii) agrees that neither such ratification and reaffirmation, nor Purchaser’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from Seller, Guarantor and/or Equity Pledgor with respect to any subsequent modifications to the Repurchase Agreement or the other Transaction Documents. The Existing Repurchase Agreement (as amended as of the date hereof) and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

ARTICLE 6 GOVERNING LAW

THIS AMENDMENT (AND ANY CLAIM, CONTROVERSY OR DISPUTE

ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT AND THE INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT) SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 7 MISCELLANEOUS

(a)
The execution, delivery and effectiveness of this Amendment shall not (i) limit,

impair, constitute a waiver by, or otherwise affect any right, power or remedy of Purchaser under the Repurchase Agreement or any other Transaction Document, (ii) constitute a waiver of any provision in the Repurchase Agreement or in any of the other Transaction Documents or of any Default or Event of Default that may have occurred and be continuing, (iii) limit, impair, constitute a waiver by, or otherwise affect any right or power of Purchaser to determine that a Margin Deficit, Default or Event of Default has occurred pursuant to the terms of the Transaction Documents or

(iv) except as expressly amended or modified hereby, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Repurchase Agreement or in any of the other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)
Except as expressly amended or modified hereby, the Repurchase Agreement and the other Transaction Documents shall remain in full force and effect in accordance with their terms and as so amended or modified are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.
(c)
This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used in this Amendment or in any other certificate, agreement or document related to this Amendment shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) and other electronic signatures. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature or use of a paper-based record- keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. The parties hereto agree that this Amendment may be signed with a signature stamp. The parties hereto agree that any signatures made with a signature stamp appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.
(d)
The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.
(e)
This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.
(f)
This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.
(g)
After this Amendment becomes effective, all references in the Existing Repurchase Agreement and each other Transaction Document to “Master Repurchase Agreement,” “Repurchase Agreement,” “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Existing Repurchase Agreement shall be deemed to be references to the Existing Repurchase Agreement as amended by this Amendment.
(h)
This Amendment and the Existing Repurchase Agreement, as amended hereby, are a single Transaction Document.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

SELLER:

CMTG BB FINANCE LLC,

a Delaware limited liability company

By: /s/ J. Michael McGillis

Name: J. Michael McGillis Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PURCHASER:

BARCLAYS BANK PLC

By: /s/ Francis X. Gilhool

Name: Francis X. Gilhool

Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

By signing below, Claros Mortgage Trust, Inc., a Maryland corporation (“Guarantor”), hereby acknowledges the foregoing Amendment and in connection with Seller’s agreement to the terms of the foregoing Amendment reaffirms the terms and conditions of that certain Guaranty, dated as of December 21, 2018, as amended by the First Amendment to Guaranty, dated as of February 21, 2023, the Second Amendment to Guaranty, dated as of December 26, 2023, the Third Amendment to Guaranty, dated as of June 30, 2024, and the Fourth Amendment to Guaranty, dated as of January 23, 2025 (as so amended, and as the same may be further amended, modified, restated, replaced, waived, substituted, supplemented or extended and in effect from time to time, the “Guaranty”), for the benefit of Purchaser, and acknowledges and agrees that the Guaranty remains in full force and effect.

GUARANTOR:

CLAROS MORTGAGE TRUST, INC.,

a Maryland corporation, as Guarantor

By: /s/ J. Michael McGillis

Name: J. Michael McGillis Title: Authorized Signatory